UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2018

ALTRA INDUSTRIAL MOTION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-33209	61-1478870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Granite Street, Suite 201 Braintree, Massachusetts	02184
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 917-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On October 1, 2018, Altra Industrial Motion Corp. (“Altra”) and Fortive Corporation (“Fortive”) announced that they had consummated the previously announced combination of Altra with four operating companies from Fortive’s Automation & Specialty platform (excluding Fortive’s Hengstler and Dynapar businesses) (the “A&S Business”). In accordance with the terms and conditions of an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), dated March 7, 2018, among Altra, Fortive, McHale Acquisition Corp. (“Merger Sub”) and Stevens Holding Company, Inc. (“Newco”), and a Separation and Distribution Agreement, dated March 7, 2018, among Altra, Fortive and Newco (the “Distribution Agreement”), (1) Fortive transferred certain assets, liabilities and entities constituting a portion of the A&S Business to Newco, (2) Fortive distributed to its stockholders all of the issued and outstanding shares of Newco common stock held by Fortive by way of an exchange offer (the “Distribution”) and (3) Merger Sub merged with and into Newco, with Newco as the surviving corporation, and the issued and outstanding shares of Newco common stock converted into shares of Altra common stock (the “Merger”). In addition, pursuant to the Merger Agreement, prior to the effective time of the Merger, Fortive transferred certain non-U.S. assets, liabilities and entities constituting the remaining portion of the A&S Business to certain subsidiaries of Altra, and the Altra subsidiaries assumed substantially all of the liabilities associated with the transferred assets (the “Direct Sales”) (collectively, the “Transactions”).

In connection with the Transactions, on October 1, 2018, Altra, Fortive and Newco entered into additional agreements, including, among others:

•

a Tax Matters Agreement (the “Tax Matters Agreement”) among Altra, Fortive and Newco, which governs the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters, in each case related to tax matters of Altra and the A&S Business following completion of the Transactions, and restricts the parties from taking certain actions that could cause the Transactions to fail to qualify as tax-free transactions;

•

a Transition Services Agreement (the “Transition Services Agreement”) among Altra, Fortive and Newco, pursuant to which Newco will, on a transitional basis, provide Fortive, and Fortive and its affiliates will, on a transitional basis, provide Newco with certain support services and other assistance following completion of the Transactions; and

•

an Intellectual Property Cross-License Agreement (the “IP License Agreement”) among Altra (on behalf of itself and its subsidiaries including Newco) and Fortive, pursuant to which Fortive has granted Newco a perpetual and irrevocable, non-exclusive license to certain retained patents, copyrights and trade secrets owned by Fortive and used by Newco, and Newco has granted Fortive a perpetual and irrevocable, non-exclusive license to certain patents, copyrights and trade secrets owned by Newco and used by Fortive. The IP License Agreement also provides for applicable requirements and restrictions regarding use and sublicensing of the licensed intellectual property.

The foregoing summary of the Tax Matters Agreement, the Transition Services Agreement and the IP License Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Tax Matters Agreement, the Transition Services Agreement and the IP License Agreement, copies of which are filed as Exhibits 10.2, 10.3 and 10.4 hereto and are incorporated herein by reference.

As previously disclosed, on August 28, 2018, Fortive commenced an exchange offer in connection with the Transactions contemplated by the Merger Agreement, pursuant to which Fortive offered to Fortive stockholders the right to exchange all or a portion of their shares of common stock, par value $0.01 per share, of Fortive (“Fortive common stock”), for shares of common stock, par value $0.01 per share, of Newco (“Newco common stock”).

The exchange offer was designed to permit Fortive stockholders to exchange all or a portion of their shares of Fortive common stock for Newco common stock at a discount of 8 percent to the per-share value of Altra common stock, subject to an upper limit of 2.3203 shares of Newco common stock for each share of Fortive common stock tendered in the exchange offer. The exchange offer and withdrawal rights expired at 8.00 a.m., New York City time, on September 26, 2018.

Immediately after the settlement of the Distribution on October 1, 2018 (the “Closing Date”), Merger Sub merged with and into Newco, whereby the separate corporate existence of Merger Sub ceased and Newco continued as the surviving company and became a wholly-owned subsidiary of Altra. In the Merger, each issued and outstanding Newco common share was converted into the right to receive 1 share of common stock, par value $0.001 per share, of Altra (“Altra common stock”).

Altra’s Registration Statement on Form S-4, as amended (Registration No. 333-224750), which was declared effective by the U.S. Securities and Exchange Commission on August 27, 2018, sets forth certain additional information regarding the A&S Business, the Merger and the Transactions.

Altra Credit Agreement

On the Closing Date, Altra entered into a new Credit Agreement (the “Altra Credit Agreement”) with certain subsidiaries of Altra, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and a syndicate of lenders. The Altra Credit Agreement provides for a seven-year senior secured term loan to Altra in an aggregate principal amount of $1,340,000,000 (the “Altra Term Loan Facility”) and a five-year senior secured revolving credit facility provided to Altra and certain of its subsidiaries in an aggregate committed principal amount of $300,000,000 (the “Altra Revolving Credit Facility” and together with the Altra Term Loan Facility, the “Altra Credit Facilities”). The proceeds of the Altra Term Loan Facility were used to (i) consummate the Direct Sales, (ii) repay in full and extinguish all outstanding indebtedness for borrowed money under the Prior Credit Agreement (as defined below) and (iii) pay certain fees, costs and expenses in connection with the consummation of the Transactions. Any proceeds of the Altra Term Loan Facility not so used may be used on or after the Closing Date for general corporate purposes. The proceeds of the Altra Revolving Credit Facility will be used for working capital and general corporate purposes.

The Altra Credit Facilities are guaranteed on a senior secured basis by Altra and by each direct or indirect wholly owned domestic subsidiary of Altra, including, following the Merger, Newco and each of its direct or indirect wholly owned domestic subsidiaries, subject to certain customary exceptions.

At Altra’s option, borrowings under the Altra Term Loan Facility will bear interest at a per annum rate equal to a “Eurocurrency Rate” plus 2.00%, in the case of Eurocurrency Rate borrowings, or equal to a “Base Rate” plus 1.00%, in the case of Base Rate borrowings. At the applicable borrower’s option, borrowings under the Altra Revolving Credit Facility will initially bear interest at a per annum rate equal to a Eurocurrency Rate plus 2.00%, in the case of Eurocurrency Rate borrowings, or equal to a Base Rate plus 1.00%, in the case of Base Rate borrowings, and thereafter will bear interest at a per annum rate equal to a Eurocurrency Rate or Base Rate, as applicable, plus an interest rate spread determined by reference to a pricing grid based on Altra’s senior secured net leverage ratio. In addition, Altra will be required to pay fees that will fluctuate between 0.250% per annum to 0.375% per annum on the unused amount of the Revolving Credit Facility, based upon Altra’ senior secured net leverage ratio.

Revolving borrowings and issuances of letters of credit under the Altra Revolving Credit Facility are subject to the satisfaction of customary conditions, including the accuracy of representations and warranties and the absence of defaults.

The Altra Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including limitations on liens, investments, restricted payments, additional indebtedness and asset sales and mergers. In addition, the Altra Credit Agreement requires that Altra maintain a specified maximum senior secured leverage ratio and a specified minimum interest coverage ratio. The obligations of the borrowers of the Altra Credit Facilities under the Altra Credit Agreement may be accelerated upon customary events of default, including non-payment of principal, interest, fees and other amounts, inaccuracy of representations and warranties, violation of covenants, cross default and cross acceleration, voluntary and involuntary bankruptcy or insolvency proceedings, inability to pay debts as they become due, material judgments, ERISA events, actual or asserted invalidity of security documents or guarantees and change in control.

The foregoing summary of the Altra Credit Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the Altra Credit Agreement, a copy of which is filed as Exhibit 10.5 hereto and is incorporated herein by reference.

Guarantees of Newco Notes

As previously disclosed, in connection with the Merger, on September 26, 2018, Newco announced the pricing of $400 million aggregate principal amount of Newco’s 6.125% senior notes due 2026 (the “Notes”) in a private debt offering pursuant to Rule 144A and Regulation S under the Securities Act of 1933 (the “Securities Act”) (the “Private Placement”). Newco sold $150 million aggregate principal amount of the Notes (the “Primary Notes”) and an unaffiliated selling securityholder sold $250 million aggregate principal amount of the Notes (the “Selling Securityholder Notes”). The Notes will mature on October 1, 2026. Interest on the Notes will accrue from October 1, 2018, and the first interest payment date on the Notes will be April 1, 2019.

The unaffiliated selling securityholder received the Selling Securityholder Notes from Fortive prior to the closing of the Private Placement in exchange for certain outstanding Fortive debt held or acquired by the unaffiliated selling securityholder.

The Private Placement closed on October 1, 2018. Newco used the net proceeds of the Primary Notes to fund a dividend payment to Fortive prior to the consummation of the Merger, and Newco did not receive any proceeds from the sale of the Selling Securityholder Notes. The Notes have not been and will not be registered under the Securities Act, or the securities laws of any other jurisdiction. Unless they are registered, the Notes may be offered and sold only in transactions that are exempt from registration under the Securities Act and applicable state securities laws.

The Notes were issued pursuant to an Indenture (the “Base Indenture”) among Newco, certain subsidiaries of Newco party thereto as guarantors and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). Immediately following the consummation of the Merger, (i) Altra and its domestic subsidiaries guaranteeing the Altra Credit Facility became party to the Base Indenture pursuant to a Supplemental Indenture (the “Supplemental Indenture”, and the Base Indenture as modified by the Supplemental Indenture, the “Indenture”) among Altra, certain subsidiaries of Altra party thereto as guarantors, Newco and the Trustee, whereby Altra and such subsidiaries provided, among other things, a full and unconditional guarantee of the Notes. The Indenture contains customary events of default for similar debt securities, which if triggered may accelerate payment of principal and accrued but unpaid interest on the Notes. Such events of default include non-payment of principal and interest, non-performance of covenants and obligations, default on other material debt, and bankruptcy or insolvency. If a change of control repurchase event as defined in the Indenture occurs, Newco may be required to offer to purchase the Notes from the holders thereof. The Notes are not otherwise required to be repaid prior to maturity, although they may be redeemed at the option of Newco on or after October 1, 2023 in the manner and at the redemption prices specified in the Indenture.

The foregoing is only a summary of the Notes and the other documents referred to above and is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture filed as Exhibits 4.1 and 4.2, respectively, hereto and incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Merger was consummated pursuant to the Merger Agreement and the Distribution Agreement. Pursuant to the Merger Agreement, each issued and outstanding share of Newco common stock was converted into the right to receive 1 share of Altra common stock. Altra issued 35,000,000 shares of Altra common stock to the former holders of Newco common stock. On the Closing Date, Newco, which directly and through its subsidiaries holds a portion of the A&S Business, became a wholly-owned subsidiary of Altra. In addition, pursuant to the Merger Agreement, Fortive will transfer certain non-U.S. assets, liabilities and entities constituting the remaining portion of the A&S Business through the Direct Sales.

Immediately after consummation of the Merger, approximately 54% of the outstanding shares of Altra common stock was held by pre-Transactions holders of Fortive common stock and approximately 46% of the outstanding shares of Altra common stock was held by pre-Transactions holders of Altra common stock. In connection with the Transactions, Altra, Fortive and Newco entered into certain additional agreements relating to, among other things, tax matters, transition services and certain intellectual property licenses.

The information contained in Items 1.01 and 5.02 of this Current Report is incorporated herein by reference. In addition, the foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement and the Distribution Agreement, copies of which are filed as Exhibits 2.1 and 10.1 hereto, respectively, all of which are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangements or Registrant.

The information set forth under Item 1.01 of this Form 8-K under the headings “Altra Credit Agreement” and “Guarantees of Newco Notes” is incorporated by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of New Director

With effect from the Closing Date, Altra elected one new member to the Board of Directors.

Patrick K. Murphy was elected to the Board of Directors of Altra with effect from the Closing Date. Mr. Murphy currently serves as Fortive’s Senior Vice President. Mr. Murphy was selected by Fortive Corporation for election to the Board of Directors of Altra upon consummation of the Merger. Pursuant to the Merger Agreement, Altra also agreed, subject to the fiduciary duties of Altra’s Board of Directors, to include Mr. Murphy as a nominee for the Board of Director’s at Altra’s 2019 annual meeting of shareholders.

Mr. Murphy will be compensated for board services in the same manner as other members of the Board of Directors of Altra as described in Altra’s annual proxy statement filed March 23, 2018.

The information contained in Items 1.01 and 2.01 of this Current Report is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Increase in Authorized Shares

With effect from October 1, 2018, Altra amended its Second Amended and Restated Articles of Incorporation (the “Charter Amendment”) to increase the number of authorized shares of Altra common stock from 90,000,000 to 120,000,000 shares. A copy of the Charter Amendment, as filed with the Secretary of State of the State of Delaware is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 8.01	Other Events.

Press Releases

On October 1, 2018, Altra issued a press release announcing the consummation of the Transactions. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

    (a) Financial Statements of the A&S Business

The audited combined balance sheets of the A&S Business as of December 31, 2017 and 2016 and the audited combined statements of comprehensive income and combined statements of cash flows of the A&S Business for the years ended December 31, 2017, 2016 and 2015, and the notes related thereto, were included in Altra’s Registration Statement on Form S-4, as amended (Registration No. 333-224750), which was declared effective by the U.S. Securities and Exchange Commission on August 27, 2018, and are incorporated herein by reference.

The unaudited combined balance sheets of the A&S Business as of June 29, 2018 and December 31, 2017 and the unaudited combined statements of comprehensive income and combined statements of cash flows of the A&S Business for the six months ended June 29, 2018 and June 30, 2017, and the notes related thereto, were included in Altra’s Registration Statement on Form S-4, as amended (Registration No. 333-224750), which was declared effective by the U.S. Securities and Exchange Commission on August 27, 2018, and are incorporated herein by reference.

The audited balance sheet of Newco as of February 15, 2018, and the notes related thereto, were included in Altra’s Registration Statement on Form S-4, as amended (Registration No. 333-224750), which was declared effective by the U.S. Securities and Exchange Commission on August 27, 2018, and are incorporated herein by reference.

    (b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K must be filed.

    (d) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of March 7, 2018, among Fortive Corporation, Stevens Holding Company, Inc., Altra Industrial Motion Corp. and McHale Acquisition Corp. (filed as Exhibit 2.1 to Altra’s Form 8-K filed with the SEC on March 9, 2018 and incorporated herein by reference)

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Altra Industrial Motion Corp., as filed with the Secretary of State of the State of Delaware

4.1	Indenture, dated as of October 1, 2018, among Stevens Holding Company, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

4.2	Supplemental Indenture, dated as of October 1, 2018, among Stevens Holding Company, Inc., Altra Industrial Motion Corp., the other guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

10.1	Separation and Distribution Agreement, dated as of March 7, 2018, among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp. (filed as Exhibit 10.1 to Altra’s Form 8-K filed with the SEC on March 9, 2018 and incorporated herein by reference)

10.2	Tax Matters Agreement, dated as of October 1, 2018, by and among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp.

10.3	Transition Services Agreement, dated as of October 1, 2018, by and among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp.

10.4	Intellectual Property Cross-License Agreement, dated as of October 1, 2018, by and between Fortive Corporation and Altra Industrial Motion Corp.

10.5	Credit Agreement, dated as of October 1, 2018, among Altra Industrial Motion Corp., the designated subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent

99.1	Press release, dated October 1, 2018

Forward-Looking Statements

All statements, other than statements of historical fact included in this presentation are forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Forward-looking statements can generally be identified by phrases such as “believes,” “expects,” “potential,” “continues,” “may,” “should,” “seeks,” “predicts,” “anticipates,” “intends,” “projects,” “estimates,” “plans,” “could,” “designed,” “should be,” and other similar expressions that denote expectations of future or conditional events rather than statements of fact. Forward-looking statements also may relate to strategies, plans and objectives for, and potential results of, future operations, financial results, financial condition, business prospects, growth strategy and liquidity, and are based upon financial data, market assumptions and management’s current business plans and beliefs or current estimates of future results or trends available only as of the time the statements are made, which may become out of date or incomplete. Forward-looking statements are inherently uncertain, and investors must recognize that events could differ significantly from Altra’s expectations. These statements include, but may not be limited to, Altra’s expectations regarding the combined company’s ability to drive growth and innovation and to deliver enhanced value for stockholders and customers.

In addition to the risks and uncertainties noted in this communication, there are certain factors that could cause actual results to differ materially from those anticipated by some of the statements made. These include: (1) competitive pressures, (2) changes in economic conditions in the United States and abroad and the cyclical nature of Altra’s markets, (3) loss of distributors, (4) the ability to develop new products and respond to customer needs, (5) risks associated with international operations, including currency risks, (6) accuracy of estimated forecasts of OEM customers and the impact of the current global economic environment on Altra’s customers, (7) risks associated with a disruption to Altra’s supply chain, (8) fluctuations in the costs of raw materials used in Altra’s products, (9) product liability claims, (10) work stoppages and other labor issues, (11) changes in employment, environmental, tax and other laws and changes in the enforcement of laws, (12) loss of key management and other personnel, (13) risks associated with compliance with environmental laws, (14) the ability to successfully execute, manage and integrate key acquisitions and mergers, (15) failure to obtain or protect intellectual property rights, (16) risks associated with impairment of goodwill or intangibles assets, (17) failure of operating equipment or information technology infrastructure, (18) risks associated with Altra’s debt leverage and operating covenants under Altra’s debt instruments, (19) risks associated with restrictions contained in Altra’s Credit Facility, (20) risks associated with compliance with tax laws, (21) risks associated with the global recession and volatility and disruption in the global financial markets, (22) risks associated with implementation of Altra’s ERP system, (23) risks associated with the Svendborg and Stromag acquisitions and integration and other acquisitions, (24) risks associated with certain minimum purchase agreements Altra has with suppliers, (25) risks associated with Altra’s exposure to variable interest rates and foreign currency exchange rates, (26) risks associated with interest rate swap contracts, (27) risks associated with Altra’s exposure to renewable energy markets, (28) risks related to regulations regarding conflict minerals, (29) risks related to restructuring and plant consolidations, (30) risks related to Altra’s acquisition of Fortive A&S, including (a) the ability to obtain the anticipated tax treatment of the transaction and related transactions, (b) risks relating to any unforeseen changes to or the effects on liabilities, future capital expenditures, revenue, expenses, synergies, indebtedness, financial condition, losses and future prospects, (c) the possibility that Altra may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate Fortive A&S, (d) expected or targeted future financial and operating performance and results, (e) operating costs, customer loss and business disruption (including, without limitation, difficulties in maintain relationships with employees, customers, clients or suppliers) being greater than expected following the transaction, (f) Altra’s ability to retain key executives and employees, (g) slowdowns or downturns in economic conditions generally and in the markets Fortive A&S’s businesses participate specifically, (h) slowdowns or downturns in the industrial economy, (i) lower than expected investments and capital expenditures in equipment that utilizes components produced by Altra or Fortive A&S, (j) lower than expected demand for Altra or Fortive A&S’s repair and replacement businesses, (k) Altra’s relationships with strategic partners, (l) the presence of competitors with greater financial resources than Altra and their strategic response to Altra’s products, (m) Altra’s ability to offset increased commodity and labor costs with increased prices, (n) Altra’s ability to successfully integrate the merged assets and the associated technology and achieve operational efficiencies, and (o) the integration of Fortive A&S being more difficult, time-consuming or costly than expected and (31) other risks, uncertainties and other factors described in Altra’s quarterly reports on Form 10-Q, annual reports on Form 10-K, registration statement on Form S-4 containing a prospectus and declared effective by the U.S. Securities Exchange Commission (“SEC”) on August 27, 2018 and other documents filed with the SEC or in materials incorporated therein by reference. Except as required by applicable law, Altra does not intend to, update or alter its forward looking statements, whether as a result of new information, future events or otherwise.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger and Reorganization, dated as of March 7, 2018, among Fortive Corporation, Stevens Holding Company, Inc., Altra Industrial Motion Corp. and McHale Acquisition Corp. (filed as Exhibit 2.1 to Altra’s Form 8-K filed with the SEC on March 9, 2018 and incorporated herein by reference)

3.1	Certificate of Amendment to the Second Amended and Restated Articles of Incorporation of Altra Industrial Motion Corp., as filed with the Secretary of State of the State of Delaware

4.1	Indenture, dated as of October 1, 2018, among Stevens Holding Company, Inc., the guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

4.2	Supplemental Indenture, dated as of October 1, 2018, among Stevens Holding Company, Inc., Altra Industrial Motion Corp., the other guarantors party thereto and The Bank of New York Mellon Trust Company, N.A.

10.1	Separation and Distribution Agreement, dated as of March 7, 2018, among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp. (filed as Exhibit 10.1 to Altra’s Form 8-K filed with the SEC on March 9, 2018 and incorporated herein by reference)

10.2	Tax Matters Agreement, dated as of October 1, 2018, by and among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp.

10.3	Transition Services Agreement, dated as of October 1, 2018, by and among Fortive Corporation, Stevens Holding Company, Inc. and Altra Industrial Motion Corp.

10.4	Intellectual Property Cross-License Agreement, dated as of October 1, 2018, by and between Fortive Corporation and Altra Industrial Motion Corp.

10.5	Credit Agreement, dated as of October 1, 2018, among Altra Industrial Motion Corp., the designated subsidiary borrowers party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent

99.1	Press release, dated October 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRA INDUSTRIAL MOTION CORP.

/s/ Glenn E. Deegan
Name: Title:	Glenn E. Deegan Vice President, Legal & Human Resources, General Counsel and Secretary

Date: October 1, 2018